Exhibit 4a





                            ELECTRIC FUEL CORPORATION

           Private Placement of Electric Fuel Corporation Common Stock

                            STOCK PURCHASE AGREEMENT




September 30, 1996


Mr. Leon S. Gross
c/o Enterprises, Inc.
River Park House
3600 Conshohocken Avenue
Philadelphia, PA 19131

Dear Leon:

         Electric Fuel Corporation, a Delaware corporation (the "Company"), proposes to sell to you (the "Purchaser") in a private placement (the "Offering") 1,538,462 shares of its common stock, $.01 par value per share (the "Common Stock"). In connection with and in consideration for the sale and purchase of the Common Stock, the Company and the Purchaser agree to abide by the mutual covenants contained herein.

         1. Sale and Purchase of the Common Stock. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this stock purchase agreement (the "Agreement"), the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, 1,538,462 shares of its Common Stock at a price of $6.50 per share.

         2. Delivery and Payment. On the Closing Date, the Purchaser will pay to the Company $10,000,003.00 (the "Purchase Price"). Delivery of the Common Stock by the Company to the Purchaser shall be made in accordance with Purchaser's written instructions to be provided at least two days prior to such delivery and payment of the Purchase Price shall be made by wire transfer in immediately available funds in U.S. dollars to the Company's

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account in accordance with the wire transfer  instructions  set forth on Annex I hereto. The Closing of the Offering shall take place at the offices of Ropes & Gray, One International Place, Boston, MA 02110 on October 2, 1996, or at such time on such other date as shall be agreed upon by the Company and the Purchaser. The day on which the Closing takes place shall be referred to herein as the "Closing Date."

         3. Offering of Common Stock. The Common Stock will be offered and sold to you without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemption therefrom provided by
Section 4(2) of the Securities Act.

         The Purchaser will have the registration rights set forth in the registration rights agreement by and among the Company and the Purchaser dated the Closing Date (the "Registration Rights Agreement"), in substantially the form of Exhibit A hereto. At the Closing, the Company and the Purchaser will enter into the Registration Rights Agreement. At the Closing, the Company will also enter into a voting rights agreement by and among the Company, the Purchaser, Robert S. Ehrlich and Yehuda Harats dated the Closing Date (the "Voting Rights Agreement"), in substantially the form of Exhibit B hereto. This Agreement, the Registration Rights Agreement and the Voting Rights Agreement are hereinafter referred to collectively as the "Operative Documents."

         4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

                  (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware. The Company's wholly-owned Israeli subsidiary, Electric Fuel (E.F.L.) Limited ("EFL"), is duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. Each of the Company and EFL is qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary, except for such jurisdictions where the failure to so qualify, individually or in the aggregate, would not have a material adverse effect on the assets or properties, business, results of operations or financial condition, taken as a whole, of the Company and EFL.

                  (b) All necessary corporate and shareholder action has been duly and validly taken to authorize the execution, delivery and performance of the Operative Documents by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles. The Registration Rights Agreement and

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         the Voting Rights Agreement have been duly and validly authorized,  and when executed and delivered, will constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  (c) Neither the execution, delivery and performance of the Operative Documents by the Company nor the consummation of any of the transactions contemplated hereby or thereby (including, without limitation, the issuance and sale by the Company of the Common Stock) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any material lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of, any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company, or violate any provision of the charter or by-laws of the Company or EFL, except for such consents or waivers that have already been obtained and are in full force and effect, or require any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official, or such consents or waivers the failure to so obtain would not individually or in the aggregate, have a material adverse effect upon the assets or properties, business, results of operations or financial condition, taken as a whole, of the Company and EFL.

                  (d) The entire authorized capital stock of the Company consists of (i) 28,000,000 shares of Common Stock, of which 12,719,046 shares are issued and outstanding, and (ii) 1,000,000 shares of preferred stock, $.01 par value per share (the "Preferred Stock"), of which no shares are outstanding. No shares of Common Stock are held in the Company's treasury. The shares of Common Stock outstanding have been duly and validly issued, fully paid and nonassessable and have been offered, issued and sold by the Company in compliance with applicable state and federal securities laws. When issued and delivered in accordance with the terms of this Agreement, the Common Stock to be delivered to Purchaser hereunder will be duly authorized, validly issued, fully paid and nonassessable. Except for the Company's 1991 Stock Option Plan, 1993 Stock Option and Restricted Stock Purchase Plan and 1996 Amended and Restated Non-Employee Director Plan Stock Option Plan, and options to purchase 7,286 shares of Common Stock issued to consultants, there are no outstanding warrants, options or other rights to purchase or acquire, or exchangeable for or convertible into, any shares of Common Stock. Except as set forth in the

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         Company's Annual Report on Form 10-K for the fiscal year ended December
         31, 1995 (the "1995 Form 10-K") and as provided in this Agreement, the Voting Rights Agreement, or as set forth by applicable securities laws, there are no restrictions on the transfer or voting of any shares of the Company's Common Stock and no existing rights with respect to registration under the Securities Act, of any of the Company's Common Stock.

                  (e) The 1995 Form 10-K, the Company's Form 10-Q for the fiscal period ended June 30, 1996 (the "1996 June Form 10-Q") and all documents filed with the Securities and Exchange Commission (the
         "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") (such documents, together with the 1995 Form 10-K, 1996 June Form 10-Q are hereinafter referred to as the "Exchange Act Documents") were filed in a timely manner and, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects to the requirements of the Exchange Act, and the rules and regulations thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Subsequent to the respective dates as of which information was given in the Exchange Act Documents, except as described therein, there has not been any material adverse change, and, to the Company's knowledge, no event has occurred which with notice or lapse of time or both, that would constitute such a material adverse change, in the assets or properties, business, results of operations or financial condition of the Company taken as a whole.

                  (f) There are no claims for brokerage commissions or finder's fees on similar compensation in connection with the transactions by this Agreement based on any arrangement or agreement made by or on behalf of the Company, and the Company agrees to indemnify and hold the Purchaser harmless against any damages incurred as a result of any such claims.

         5. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to Company that:

                  (a) The Purchaser has full power and authority to execute, deliver and perform each of this Agreement, the Registration Rights Agreement and the Voting Rights Agreement. This Agreement constitutes a valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  (b) The Common Stock to be received by the Purchaser will be acquired for investment for the Purchaser's own account, and not with a view to the distribution of

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         any part thereof.  The  Purchaser has no present  intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Common Stock.

                  (c) The Purchaser understands that the Common Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act, or an exemption therefrom, and that in the absence of an effective registration statement covering the Common Stock or an available exemption from registration under the Securities Act, the Common Stock must be held indefinitely. In the absence of an effective registration statement covering the Common Stock, the Purchaser will sell, transfer, or otherwise dispose of the Common Stock only in a manner consistent with its representations and agreements set forth herein.

                  (d) The Purchaser understands that the certificates evidencing the Common Stock may bear substantially the following legends:

                           (i) "THE COMMON STOCK EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND APPLICABLE STATE LAW, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM (IN EACH CASE BASED UPON DOCUMENTATION SATISFACTORY TO THE COMPANY, INCLUDING AN OPINION OF COUNSEL SATISFACTORY TO IT THAT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE LAWS IS NOT REQUIRED) OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT."

                           (ii) Any legend required by the Registration Rights Agreement, the Voting Agreement or any applicable law.

                  (e) The Purchaser is an "accredited investor" as such term is defined in Rule 501(a)(1) promulgated pursuant to the Securities Act.


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                  (f) The  Purchaser's  financial  condition  is such that he is able to bear the risk of holding the Common Stock for an indefinite period of time.

                  (g) The Purchaser has such knowledge and experience in financial and business matters and in making high risk investments of this type that he is capable of evaluating the merits and risks of the purchase of the Common Stock.

                  (h) The Purchaser has been furnished access to the business records of the Company and such additional information and documents as the Purchaser has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the business, operations, market potential, capitalization, financial condition and prospects, and all other matters deemed relevant by the Purchaser.

                  (i) There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Purchaser, and the Purchaser agrees to indemnify and hold the Company harmless against any damages incurred as a result of any such claims.

                  (j) The Purchaser acknowledges that the Company will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations and agreements are no longer accurate, he shall promptly notify the Company.

         6. Conditions of the Purchaser's Obligations. The obligation of the Purchaser to purchase the Common Stock is subject to each of the following terms and conditions:

                  (a) The representations and warranties of the Company contained in this Agreement shall be true and correct when made and on and as of the Closing Date as if made on such date and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before the Closing Date.

                  (b) Receipt of an opinion by counsel to the Company in form attached as Exhibit C hereto.

                  (c)  The  Company   shall  have  executed  and  delivered  the
         Registration Rights Agreement and the Voting Rights Agreement and delivered the Common Stock.

         7. Conditions of the Company's Obligations. The obligation of the Company to sell the Common Stock is subject to each of the following terms and conditions:


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                  (a)  The  representations  and  warranties  of  the  Purchaser contained in this Agreement shall be true and correct when made and on and as of the Closing Date as if made on such date and the Purchaser shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before the Closing Date.

                  (b) Receipt by the Company of the Purchase Price from the Purchaser.

                  (c) The Purchaser shall have executed and delivered the Registration Rights Agreement and the Voting Rights Agreement.

         8. Covenant of the Company. The Company covenants and agrees as follows:

         The Company shall use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Common Stock.

         9. Covenants of the Purchaser. The Purchaser covenants and agrees as follows:

                  (a) The Purchaser shall use his reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Purchaser prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Common Stock.

                  (b) The Purchaser agrees that from the date hereof until the fifth anniversary of the Closing Date, he will not, and will not permit any of his Affiliates, as defined in the Securities Act, to directly or indirectly or in conjunction with or through any Associate (as defined in Rule 12b-2 of the Exchange Act), (i) solicit proxies with respect to any capital stock or other voting securities of the Company under any circumstances, or become a "participant" in any "election contest" relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A of the Exchange Act) or (ii) make an offer for the acquisition of substantially all of the assets or capital stock of the Company or induce or assist any other person to make such an offer or (iii) form or join any "group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any capital stock or other voting securities of the Company for the purpose of accomplishing the actions referred to in clauses (i) and (ii) above other than pursuant to the Voting Rights Agreement.

         10. Miscellaneous. This Agreement has been and is made for the benefit of the Purchaser and the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Common Stock from the Purchaser merely because of such purchase.

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         All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently  confirmed in writing,
(a) if to the Purchaser, Leon S. Gross, c/o Enterprises, Inc., River Park House, 3600 Conshohocken Avenue, Philadelphia, PA 19131, with a copy to: Lawrence M. Miller, Esq., Schwartz, Woods & Miller, 1350 Connecticut Avenue, Washington, D.C. 20036-1717; and (b) if to the Company, 885 Third Avenue, Suite 2900, New York, NY 10022, with a copy to Winthrop Minot, Esq., Ropes & Gray, One International Place, Boston, MA 02110.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any conflicts or choice of law principles which would cause the application of the internal laws of any jurisdiction other than the State of Delaware.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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         Please  confirm that the foregoing  correctly  sets forth the agreement among us.

                                                     Very truly yours,

                                                     ELECTRIC FUEL CORPORATION


                                                   By___________________________
                                     Title:


Agreed and accepted:

LEON S. GROSS


----------------------------


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                                                                         Annex I


                           Wire Transfer Instructions


Details of the Electric Fuel Corporation account at Republic National Bank are as follows:


                                    Republic National Bank
                                    452 Fifth Avenue
                                    New York, NY
                                    ABA # 021-004823
                                    For credit to: Electric Fuel Corporation
                                    Account #: 310303559

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